Exhibit 99.01
Merrill Lynch Large Cap Energy Conference December 3, 2008

3 Global Spare Capacity Growing, Expect Competition to Increase Source: Industry reports and Valero forecast; 2008 through 2010 estimates are based on consultant averages and are subject to change; includes capacity creep MMBPD Global Refining Supply and Demand High prices and now global economic weakness are slowing demand Global refining capacity is increasing New refineries and expansions Biofuels and condensates Globally, utilization rates are falling Projects getting canceled and deferred Threat to less competitive refiners Expect economic recovery to increase demand and improve margins

More Refining Capacity Owned by Independents 5 Independent refiners lack upstream economics, so must reduce throughputs to be profitable Source: DOE, industry reports and Valero estimates

7 Petroleum Demand Growing In Developing Economies North America Latin America 283 250 202 Europe FSU Middle East Asia Africa Global Demand Growth (million barrels per day) 2007 0.95 1.1% 2008 0.12 0.1% 2009 0.35 0.4% 113 37 36 Source: IEA (11/13/2008) 71 109 103 295 416 299 -362 -57 446 510 347 2007/2008/2009 thousand barrels per day 109 -1,141 -205

WTI Cushing (per bbl) 9 Falling Crude Oil Prices Market looking for support - $50/barrel appears to be holding for now Demand continuing to fall 2009 economic growth looks very low Expect growth to resume in 2nd half of 2009 Expect OPEC to cut again in December and/or next year Longer-term - expect prices to stabilize Lower prices causing project delays Non-OPEC crude production at low growth or decline in 2009 Lower prices support demand growth, especially in developing countries Source: Argus weekly averages; 2008 through November 28

11 Poor Gasoline Margins Weak U.S. demand in 2008 Slowing economy Rising unemployment Previously high pump prices caused "staycations" last summer Lower pump prices causing some demand response, seeing signs of recovery U.S. Gasoline Demand, 4-Week Avg (mmbpd) Source: DOE unadjusted weekly data; 2008 through November 21 Ethanol currently less economic to blend Weak prices and margins reducing imports Expect refiners to reduce utilization for gasoline making units (FCCs and reformers) Expect margins to be positive after winter Gulf Coast Gas Crack (vs. WTI, per bbl) Source: Argus weekly averages; 2008 through November 28

Distillate margins strong all year U.S. and European inventories relatively low Near-term, expect support from winter 2009 forward curve at high levels European specifications tighten on January 1, 2009 World demand driving distillate margins Gulf Coast On-Road Diesel Crack (vs. WTI, per bbl) Source: Argus weekly averages; 2008 through November 28; LSD prior to May 2006; ULSD after April 2006 13 Distillate Margins Continue To Be Outstanding Expect long-term demand growth Growing faster than gasoline worldwide Economic growth drives diesel demand Supply options limited Fewer substitutes such as ethanol for gasoline 2006 2005 2008 2007 U.S. and Europe Commercial Distillate/ Gasoil Inventories (millions of barrels) Source: IEA and Euroilstock as of October 2008; Includes heating oil, diesel, gasoil

15 Feedstock Discounts Very Favorable Expect feedstock differentials for medium and heavy grades to remain favorable Many resids and heavy sours trading much cheaper than Maya While production of heavy sour is declining south of the border, Canadian production has been growing Crude Differentials as a Percentage of WTI Source: Argus monthly averages; 2008 through November 28 Crude Differentials Below WTI (per bbl) Source: Argus monthly averages; 2008 through November 28 Cancellations and deferrals of cokers and upgraders reduce demand for heavy oil Examples: MRO Detroit, VLO Port Arthur, Petro-Canada Fort Hills, Suncor Voyageur, and BA Energy Heartland Demand growing faster for light versus heavy products, keeping heavy-light differentials wide

Valero's Strategy for Gasoline and Distillate Trends 17 Gasoline Limiting incremental gasoline production at reformers and FCCs Complying with RFS ethanol requirements Distillate Shifting gasoline production to distillate De-tuning FCCs, adjusting cut points and temps, using previously built spare hydrotreating capacity Building hydrocrackers at St. Charles and Port Arthur Distillate yields: 2007 at 33%, potentially more than 40% Able to export high quality diesel to premium markets worldwide

19 Valero's Assets Are Competitive Source: Oil and Gas Journal and Valero estimates Independent Refiners' Total Capacity: Size vs. Complexity Valero's refineries are larger and more complex Size of bubble shows relative throughput capacity

21 Valero's Assets Are Competitive Source: Oil and Gas Journal U.S. Conversion Capacity (mbpd) Valero leads in conversion capacity as a percentage of crude distillation capacity Enables Valero to convert low-quality, discounted feedstocks into high- quality products Source: Company reports Valero's 3Q08 Feedstock Slate Nearly 70% of Valero's feedstocks price below WTI light sweet crude oil Longer-term strategy to capture increasing Canadian heavy sour production on Gulf Coast Feedstocks priced below light sweet crude oil

23 Outlook Continuing balanced approach Planning a mix of capital projects, debt retirement, stock buybacks, and dividends Planning to maintain financial strength Running a process for Aruba Reviewing all assets Valero Is Financially Competitive Stock Buybacks Significantly reduced share count Purchased $952 million year-to- date Strong Balance Sheet Low net-debt-to-cap ratio High cash position and liquidity: $2.8 billion in cash plus more than $4 billion of credit available, net of LCs issued, as of Sept. 30 2009 debt maturities: only $300 million Investment-grade debt rating Diluted Shares Outstanding (Wtd. Avg.) Millions Cut share count by 125 million (19%) since year- end 2005 Net Debt-to-Capitalization Ratio (period-end)

25 2009 Estimate Disciplined Capital Program $3,000 $3,500 Millions Strategic Turnarounds Sustaining/ Reliability Regulatory Tier II 2008 Estimate Preliminary 2009 budget estimated at $3.5 billion Deferred St. Charles paraxylene project and Port Arthur coker project, but continuing to invest in our assets Some plants underinvested prior to our ownership 2009 capital budget remains in progress - may continue to reduce budget

Key Strategic Growth Projects

Refinery	Project	Total Cost[1] $mm	Start-Up	Description
St. Charles	Hydro-cracker	$1,250	4Q10	▪ New hydrocracker – 50 mbpd ▪ Upgrades low-value feedstocks mainly into ULSD with 25% volume expansion
St. Charles	Crude/ Coker	$250	3Q09	▪ Crude unit expansion – 45 mbpd estimated ▪ Coker expansion – 10 mbpd estimated
St. Charles	FCC	$225	1Q10	▪ Convert to conventional design ▪ Improve reliability and get 5%+ volume expansion
Port Arthur	Hydro-cracker/ Crude	$1,700	3Q11	▪ New hydrocracker – 50 mbpd estimated ▪ Crude expansion – unlock up to 75 mbpd existing capacity

[1] Total project cost includes non-strategic capital costs and interest and overhead

13

29 Targeting $1 Billion of Operating Income Improvements Assessed refining system based on 2006 Solomon Survey results Identified gaps of approximately $1 billion of annual operating income (based on 2006 prices) Other opportunities available throughout company Managing corporate headcount Centralizing administrative functions and reducing overhead $550 $250 $200 millions

Retail - Outstanding Results Earned quarterly record of $107 million in 3Q08 Completed Albertson's tuck-in acquisition in 3Q08 Now operate 1,013 U.S. sites Canadian network at 871 sites Total retail sites 1,884 Falling crude oil prices helping margin expansion 4Q08 looking very good October best month in company history 31 Average U.S. Retail Gasoline Price ($/gal) 2007 2008 Source: DOE, 2008 through December 1

33 Committed to Creating Long-Term Shareholder Value Continuing balanced approach with cash Maintaining strong balance sheet Expect acquisition opportunities to become available Despite tough environment, Valero currently profitable At stock price of $17 per share, trading at P/E of less than 4x consensus 2008 EPS estimates! Shareholder value is management's focus

35 Appendix

Refining Portfolio

VALERO



Benicia, California
- 170,000 bpd capacity
- 15.0 Nelson complexity

Wilmington, California
- 135,000 bpd capacity
- 15.9 Nelson complexity

McKee, Texas
- 170,000 bpd capacity
- 9.4 Nelson complexity

Three Rivers, Texas
- 100,000 bpd capacity
- 12.4 Nelson complexity

Corpus Christi, Texas
- 315,000 bpd capacity
- 18.4 Nelson complexity

Texas City, Texas
- 245,000 bpd capacity
- 10.8 Nelson complexity

Houston, Texas
- 145,000 bpd capacity
- 15.1 Nelson complexity

Port Arthur, Texas
- 310,000 bpd capacity
- 11.8 Nelson complexity

Krotz Springs, Louisiana
- 85,000 bpd capacity
- 6.5 Nelson complexity
- **Sold July 2008 for more than $500 million**

Quebec, Canada
- 265,000 bpd capacity
- 7.6 Nelson complexity

Paulsboro, New Jersey
- 195,000 bpd capacity
- 9.1 Nelson complexity

Delaware City, Delaware
- 210,000 bpd capacity
- 13.2 Nelson complexity

Lima, Ohio
- 165,000 bpd capacity
- **SOLD in 2007 for $1.9 billion**

Memphis, Tennessee
- *195,000 bpd capacity*
- *7.5 Nelson complexity*
- *Under Strategic Evaluation*

Ardmore, Oklahoma
- *90,000 bpd capacity*
- *10.9 Nelson complexity*
- *Under Strategic Evaluation*

St. Charles, Louisiana
- 250,000 bpd capacity
- 14.3 Nelson complexity



San Nicholas, Aruba
- 275,000 bpd capacity
- 7.0 Nelson complexity
- **Under Strategic Evaluation**

Legend

- Valero Marketing Presence
- Core Refinery
- Non-Core Refinery Under Strategic Evaluation
- Non-Core Refinery – Sold

Note: Capacity shown in terms of crude and feedstock throughput
Sources: Nelson complexities, Oil & Gas Journal and Valero estimates

18

39 Valero's Refineries Look Undervalued with a Stock Price at $17 per Share Value per Barrel of Daily Throughput Capacity Value per Complexity-Adjusted Barrel of Daily Capacity 7% of Replacement Cost 7% of USGC New Build Value 1 Transaction value includes estimated value of earn-out at $170 million See Appendix for details of calculations 1 1

41 Implied Value of Valero's Refining Assets Billions, except per unit amounts Billions, except per unit amounts Market Value of Equity at $17/share $8.9 Book Value of Debt1 6.5 Less: Cash1 -2.8 = Estimated Enterprise Value 12.6 Less: Book Value of Net Working Capital1 -0.5 Less: Incremental Market Value of Inventories1 -7.6 Less: Estimated Value of Retail Assets2 -1.0 = Implied Value of Refining Assets $3.5 Implied Value Per: Barrel of daily throughput capacity (3.070mmbpd)3 $1,140 Barrel of complexity-adjusted capacity (2.64mmbpd crude, 11.30 Nelson)4 $117 1As of 9/30/08; 2Company estimate for evaluation purposes only; 33,500,000,000 / 3,070,000 = $1,140; 43,500,000,000 / 2,640,000 / 11.30 = $117

Canadian Crude Supply Strategy

- Agreed to participate as a prospective shipper on the Keystone Pipeline System
- Option to take an equity ownership position in the Keystone Partnerships
  - Current participants are TransCanada and ConocoPhillips



Keystone XL Pipeline System
Begins: Hardisty
Ends: Port Arthur
Length: 1933 miles
Product: Heavy Sour Crude Oil
Planned Capacity: 1.1 million bpd
Ft. McMurray
Edmonton
Hardisty
Vancouver
Regina
Keystone XL Phase 2
Q4, 2011
Keystone
Q4, 2009
Chicago
Steele City
Wood River
Patoka
Cushing Extension
Q4, 2010
Cushing
Keystone XL Phase 1
Q4, 2010
Port Arthur
Houston
New Orleans

Valero has 233 MBPD of coking capacity on the U.S. Gulf Coast - Plan to increase to 243 MBPD by 2011

21

45 Valero Is the Industry Leader, Yet Looks Undervalued vs. Peers Source: Oil & Gas Journal and Valero estimates Most Geographically Diverse Refining Capacity Source: Oil & Gas Journal and Valero estimates Leading Nelson Complexity Index Source: Bloomberg Lowest Volatility of Quarterly Diluted EPS from Continuing Operations Since 2002 Source: Bloomberg, November 26, 2008 Low Price to 2009 Estimated Earnings Ratio

47 47 Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com.